EXHIBIT 99.1

 NASDAQ:HTBX  May 31, 2017

 This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2  Forward Looking Statements

 Investment Opportunity  3            Favorable Safety Profile  TECHNOLOGIES  Multiple Platform  Signals in lung cancer with       CHECKPOINT Inhibitors  POTENTIAL BEST-IN-CLASS Activation of  Cancer Killing CD8+ T Cells  ROBUST Pipeline of  COMBINATION Therapies   Turning COLD Tumors HOT

 4  Mission  Our Mission is to Activate CD8+ ”Killer” T cells to Turn “COLD” Tumors “HOT”  Cold  Hot    Our goal is to combine with checkpoint inhibitors and other immunotherapies to dramatically increase their effectiveness

What are COLD and HOT tumors?

COLD Tumors

Tumors that have not been subject to robust CD8+ “Killer” T cell attack

Biopsied tumors contain minimal CD8+ T cells

HOT Tumors

Tumors that have been subject to robust CD8+ “Killer” T cell attack

Biopsied tumors are loaded with CD8+ T-cells

HOT tumors are associated with clinical response


Cold
Hot

Turning **COLD** Tumors **HOT**

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Heat Biologics

The Checkpoint Revolution

- Checkpoint inhibitors are dramatically changing the standard of care against a wide variety of cancers
  - 5 checkpoints approved to treat seven different cancers since 2014
  - Additional checkpoints against new tumors expected later this year
- Citibank, Goldman Sachs project checkpoints will be used to treat up to **60%** of cancers, generating **$30B – $40B** revenues per year

Approved Checkpoint Inhibitors

Targets	Checkpoint	Company	Approved Indications
CTLA-4	Ipilumumab	BMS	Metastatic melanoma
PD-1	Nivolumab	BMS	Metastatic melanoma NSCLC Bladder cancer Hodgkin lymphoma Renal cell carcinoma
PD-1	Pembrolizumab	Merck	Metastatic melanoma NSCLC Head and neck
PD-L1	Atezolizumab	Genentech	Bladder cancer
PD-L1	Avelumab	Pfizer	Merkel cell carcinoma

Additional checkpoint approvals expected later this year

But there is a problem…

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Heat Biologics

 7  The Problem with Checkpoints        Survival  Traditional Therapies      Checkpoint Inhibitors Alone  Checkpoint inhibitors dramatically increase survival in patients with HOT tumors, but are largely ineffective in patients with COLD tumors  Potential for Checkpoint Inhibitors in Combination Therapies

 Turning COLD tumors HOT  Focused on turning COLD tumors HOT to enhance the effectiveness of checkpoint therapy for the majority of patients who don’t respond to checkpoints alone    Checkpoint Inhibitor Monotherapy  Heat BiologicsCombination Therapy  Cold Tumor  Cold Tumor  Hot Tumor  Hot Tumor  Current Responders  Target Responders      Goal  Our goal is to dramatically increase the number of patients responding to checkpoints

Checkpoint Combination Advantages

Heat's *ImPACT* Technology

- Activates CD8+ T cells, a critical component of effective anti-cancer immunity
- Activated T cells invade tumor site
- Simple once-a-week intradermal injection
- Well-tolerated with combinations
- Clinical and preclinical data supports activity with *ImPACT* and checkpoint inhibitors


PD1/PD-L1
CTLA-4
Lag-3
TIM-3
Plus Others

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Heat Biologics

Combination Therapies

Unlocking the Body's Natural Defenses with a Broad Range of Combination Therapies

T Cell Activation



***ImPACT* Therapy**

Cell-Based Delivery of Multiple Antigens

Activation of Patients' CD8+ "Killer" T Cells

Co-Stimulation



Pelican **PTX-25**

Monoclonal Antibody

Pelican **PTX-15**

Fusion Protein



***ComPACT* Therapy**

Cell-Based Delivery of Multiple Antigens

Activation of Patients' CD8+ "Killer" T Cells

Co-Stimulation to Enhance T cell Activation and Expansion

Checkpoint Inhibitors



- PD1/PD-L1
- CTLA-4
- Lag-3
- TIM-3
- Plus Others

Heat Biologics

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 PD1/PD-L1CTLA-4Lag-3TIM-3Plus Others    Pelican PTX-25Monoclonal AntibodyPelican PTX-15Fusion Protein      ImPACT / ComPACT Therapies  11    T Cell Activation  ImPACT TherapyCell-Based Delivery of Multiple Antigens Activation of Patients’CD8+ “Killer” T Cells  ComPACT TherapyCell-Based Delivery ofMultiple Antigens Activation of Patients’CD8+ “Killer” T Cells  Co-Stimulation to Enhance T cell Activation and Expansion  “Off-the-shelf” Cellular Therapies to Activate ”Killer” T Cells

ImPACT/ComPACT Manufacturing

Robust, Multi-Antigen T Cell Activation

Sample → **Screen** → **Select** → **Scale-Up**

Sample

Collect Cancer Cell Line & Patient Tissue Samples



Screen

Compare Using Our Proprietary Technology



Select

ID Cell Line with Most Antigen Overlap



Transfect with Activation Technology

Scale-Up

Scale-Up for Manufacturing by CMO



- Same process for *ComPACT* and *ImPACT*
- Frozen, fully-diluted single-dose vial
- Final drug product: 1 million or 10 million cells
- Easily scaled manufacturing

Low COG, off-the-shelf alternative to autologous therapies

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Heat Biologics

ImPACT: Immune Pan-Antigen Cytotoxic Therapy





Cluster of five 0.1 mL intradermal injections



ImPACT Cell
Cancer Killing T-Cell

ImPACT cells secrete antigens designed to specifically activate patient's killer T-Cells

T-Cells circulate to destroy patient's tumor





Activation Cell

Activated cells **EXPRESS** chaperoned antigens



Chaperoned Antigen
Dendritic Cell



CD8+ T Cell
Dendritic Cell

Chaperoned antigens **activate** dendritic cells which then **ACTIVATE** & **PROLIFERATE** CD8+ T cells



CD8+ T Cells
Tumor Cells

CD8+ T cells locate and **ELIMINATE** cancer cells

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Heat Biologics

 Heat Pipeline   14  Heat Biologics Corporate Model Deck  THERAPEUTIC VACCINES         HS-110(viagenpumatucel-L)  NSCLC  Phase II  ImPACT activation technology in combination with nivolumab and other checkpoint inhibitors TBA  HS-120  NSCLC  Preclinical  ComPACT activation technology in combination with checkpoint inhibitors TBA  CO-STIMULATORS        PTX-25  TBA  Preclinical  Humanized monoclonal antibody, functional agonist of human TNFRSF25  PTX-15  TBA  Preclinical  TL1A-Ig fusion protein, functional agonist of human TNFRSF25  Combination Therapies Designed to Activate the Body’s Own CD8+ T Cells to Fight Cancer  Met Clinical Endpoints to Progress to Phase 2

HS-110 Phase 2 Lung Trial Design

Objective	• Evaluate objective response rate of HS-110 with a PD-1 checkpoint inhibitor • Currently 2nd line therapy or greater
Patient Population	• Phase 1b expanded to Phase 2 in 1Q17 based upon efficacy
Secondary Endpoints	• Safety and tolerability, immune response, overall survival and progression-free survival
Enrollment	• 5 – 10 U.S. sites • Up to 60 patients • Partnership with Yale Cancer Center on TIL analysis



Phase 2
Enroll
HS-110 & nivolumab
• Low TIL at biopsy
• High TIL at biopsy
• Biopsy unevaluable
HS-110 weekly intradermally for 18 weeks; nivolumab i.v. every other week until progression
HS-110 & PD-1 + other I-O tx
HS-110 & PD-1 + chemo
HS-110 & PD-1 + …
Possible additional arms

Flexible trial design permits additional combinations

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Heat Biologics

   16  Activated Immune Response Correlates to Clinical Response  Key Findings    Source: HS-110 Ph 1b NSCLC data (left); HS-110 Ph 1b NSCLC data reported at World Lung Dec. 2016 (right)  Immune response to HS-110 observed in all 5 patients who had reduced tumorsPatients with no immune response to HS-110 did not have reduced tumorsTiming of immune responses to HS-110 corresponded to clinical responsesOf 5 patients enrolled in the low TIL cold tumor cohort, 3 (60%) exhibited substantial tumor reduction This exceeds the 10% response observed in low TIL patients treated with nivolumab alone   Overall Survival    Response at Week 10  High CD8+ TIL (≥10%)*  Baseline  Week 10  Source: March, 2017 Heat Biologics Trial Update

 T Cell Tumor Infiltration  17  Clinical evidence that HS-110 is turning COLD tumors HOT“Killer” CD8+ T cells driven deep into tumors“Cold” tumors with no previous activation made highly active (”HOT”)Expression of PD-L1 increased with CD8+ T cell infiltration in some tumors  T Cell Infiltration Observed Deep Inside Tumors  Source: Data extracted from a patient as reported in Heat’s HS-110 Ph 1b NSCLC trial results, Dec 2016  CD8+ Staining  Baseline  Week 10    Conversion of Low TIL to High TIL After 10 Weeks onHS-110 & Nivolumab Combo

Positive Safety Signals

1,000+ Doses – No Serious Adverse Reactions

Favorable Safety Profile To Date

- Over 1,000 doses administered to ~200 patients
- Only one patient ended treatment due to a non-serious adverse reaction*
- No systemic use of steroids required to treat reactions
- No serious adverse reactions
- No additive toxicities


Immune Reaction*
≤ Grade 3 toxicity
Injection Reactions
Week 1
Week 2

*Represents the only patient of ~200 patients dosed who discontinued treatment for a vaccine-related adverse event

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Heat Biologics

 ComPACT Platform Technology  19  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T cell activation and costimulation in a single product – combination therapy without additive costs

     ComPACT Outperforms OX40 Monoclonal Antibodies in Preclinical Models   20  ComPACT leads to ~50% complete tumor rejection as compared to ~16% with OX40 agonist antibody combinations

 T Cell Co-Stimulation  21  Heat Biologics Corporate Model Deck  CO-STIMULATORS        PTX-25  TBA  Preclinical  Humanized monoclonal antibody, functional agonist of human TNFRSF25  PTX-15  TBA  Preclinical  TL1A-Ig fusion protein, functional agonist of human TNFRSF25    Co-Stimulation  Pelican PTX-25Monoclonal AntibodyPelican PTX-15Fusion Protein  T Cell Co-stimulation to Enhance Immune Response Against Cancer

 22    Heat has acquired 80% controlling interest in PelicanPelican will operate as a subsidiary in TexasPTX-25 - potential best-in-class co-stimulator Pre-clinical synergy with Heat’s ImPACT and checkpoint therapy$15.2M CPRIT Grant to fund clinical development  Heat Biologics Acquires Pelican Therapeutics

Emerging Target in T Cell Co-Stimulation

Many companies are pursuing co-stimulators with less specificity for CD8+ "memory" activation

Target	Lead mAb	Clinical Stage	Companies	Comments
4-1BB/4-1BBL	Urelumab, PF-05082566	Phase 1/2	BMS Pfizer	Original phase II halted, now enrolling at lower doses
CD27	Varlilumab	Phase 2	BMS Celldex	mAb works by ADCC, no clinical evidence of agonism
OX40/OX40L	MEDI0562, MEDI6383	Phase 1	Genentech GSK Medimmune	Enrolling
GITR	TRX518	Phase 1	Merck	Enrolling
CD40/CD40L	CP-870893	Phase 1	Pfizer	Enrolling
HVEM/BTLA		Preclinical	BMS	IND Enabling
HVEM/LIGHT		Preclinical	BMS	IND Enabling
TNFRSF25/TL1A	**PTX-25, PTX-15**	**Preclinical**	**HEAT/PELICAN**	**IND Enabling**

None of these co-stimulators have advanced beyond phase 2 trials

Only Pelican is targeting TNFRSF25, an emerging target in immuno-oncology

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Heat Biologics

Potential Best-in-Class Co-Stimulator

- PTX-25 is a potential best-in-class T cell co-stimulator specific to "killer" CD8+ "memory" T cells
- Pre-clinical studies show advantages over competing T cell co-stimulator programs based on CD8+ T cell specificity
- $15.2 million New Company Product Development Award from the Cancer Prevention and Research Institute of Texas (CPRIT)
  - Propels PTX25 through a ~70-patient first-in-man clinical program
  - Advance multiple products through preclinical development, and at least one through Phase I trials

Pre-clinical studies show advantages over competing T cell co-stimulator programs based on CD8+ T cell specificity

- ➢Antigen-specific T cell proliferation
- ➢Increased effector cytokine production
- ➢*Increased effector immune function*
- ➢*Increased survival in preclinical models*

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Heat Biologics

 Pre-Clinical Data  25  Untreated (N=6)B16.F10-ova Only Control (N=6)OX40(ab) (N=8)ImPACT (N=8)ImPACT & OX40(ab) (N=8)ComPACT/OX40L (N=9)              Strong supporting pre-clinical data combining co-stimulators with Heat’s ImPACT/ComPACT therapies     Source: Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016                  CD8+ T Cell Activation  B16.F10 – Melanoma

 PTX-25 Comparative Pre-Clinical Anti-Tumor Activity   26  TNFRSF25 agonism with murine mAb shows increased survival compared to other co-stimulators  Schreiber T. et al. SITC 2014  Comparative activity of OX40, GITR, 4-1BB and TNFRSF25 agonist mAbs in a long-established (9-day) B16-F10 melanoma model

 Corporate Highlights  27  As of May 26, 2017; As reported as of March 31, 2017  Market Cap$25M1  Cash & Equiv.$11.1M2  NasdaqHTBX  Shares Outstanding35.6M  Shares Price$0.701  Grant Funds$15.2M

 Heat Biologics Highlights  28    Lower COG Compared to Personalized Therapies    Phase II NSCLC Trial    Innovative drugs designed to turn COLD tumors HOT              Favorable Safety Profile  TECHNOLOGIES  Multiple Platform  Signals in lung cancer with       CHECKPOINT Inhibitors  POTENTIAL BEST-IN-CLASS Activation of  Cancer Killing CD8+ T Cells  ROBUST Pipeline of  COMBINATION Therapies

   Cold  Hot    Turning COLD Tumors HOT

 Appendix  30

Introducing gp96

*The Immune System's "Swiss Army Knife"**



Cell Membrane
Antigen
gp96
antigen
leash
Endoplasmic Reticulum

Tethered to our cells with a "KDEL" leash

"Molecular Warning System"

- Natural biological process to deliver proteins (antigens) & gp96 adjuvant to our immune system
- Gp96 "chaperones" newly-created proteins to the cell membrane where they are released and embedded
- Activates a cytotoxic T-cell response to the antigen it is carrying when cells die through necrosis
  - Enables MHC I antigen cross-presentation to CD8+ T-cells
- Gp96 + protein are only naturally released via necrosis
  - Exposure of gp96 outside the cell activates an immune response to the antigen it is carrying
  - Enables MHC I antigen cross-presentation specifically to CD8+ T-cells
- Among the most powerful adjuvants and the only adjuvant to show exclusive specificity to CD8+ ("killer") T-cells
  - Provides long-term immunity against the infectious agent

*Schild, H. & Rammensee, H. ***Gp-96 – The Immune System's Swiss Army Knife***. Nature Immunology 2, 100-101 (2000)

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Heat Biologics

ImPACT Therapy


"Severing the Leash"
Cell Membrane

Heat Biologics *ImPACT* technology reprograms cancer cells to continuously secrete their own antigens bound to heat shock protein gp96 to seek out and destroy a variety of tumours

- Genetically modify tumor cells by "severing the leash" that binds the gp96 to the endoplasmic reticulum of the cell and replacing it with a sequence that pumps gp96 out of the cell
- Enables living cancer cells to "pump-out" their own surface antigens along with their gp96 chaperone
  - Mimics necrotic cell death
- Activates a powerful pan-antigen cytotoxic T-cell immune response

Heat Biologics ***ImPACT*** technology removes the leash that binds gp96 to the cell, replacing with a sequence that allows cells to continually secrete gp96 along with their "chaperoned" antigen

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 Expression of T cell Costimulators  Genomics Institute of the Novartis Research FoundationSu et al. PNAS 2004:101(16);6062-7  TNFRSF25 is preferentially expressed by human CD8+ T cells (red = high expression)  Compared to other T cell costimulators, TNFRSF25 is preferentially expressed on CD8+ T cells  33

Preferential CD8+ T cell Induction with TNFRSF25

Pre-clinical studies with murine agonist antibody shows preferential CD8+ T cell Induction; differentiation from other T cell costimulators

- The frequency of antigen-specific memory CD4+ or memory CD8+ T cells were examined following treatment of mice with a vaccine alone, or in combination with OX40 or TNFRSF25 antibodies


CD4+
CD8+
TCR Vα2
TCR Vβ5
0.4
6.8
1.5
6.8
9.5
8.4
16.9
49.3
% Antigen Specific Memory CD8+ T Cells
TNFRS25 - - + +
OX40 - + - +

- **TNFRSF25 preferentially 'boosts' CD8+ T cell immunity, whereas OX40 is preferential to CD4+ T cells**

Schreiber et al. J Immunol 2012:189(7);3311-8

Heat Biologics

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Highlights from Pelican Pre-clinical Studies

- mAb to TNFRSF25, drives the development of **antigen-specific CD8+ T cells** (this effect mimics TLIA, the natural monogamous ligand of TNFRSF25)
- mAb to TNFRSF25 results in costimulation and expansion of antigen-experienced memory T cells, both CD4+ and CD8+
  - notable is a significantly enhanced effect on **memory CD8+ T cells**
- Costimulation occurs only in the context of **TCR recognition of antigen**
- TNFRSF25 appears to have **superior activity** in stimulating memory CD8+ cells relative to OX40, 4-1BB and GITR
- Agonism with TNFRSF25 mAb leads to increases in **effector cytokine** and **effector immune function,** and **increases survival in mouse models**
- In mouse melanoma models, TNFRSF25 mAb results in increased survival **compared to agonism of OX40, GITR, 4-1BB** with respective agonist mAbs

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Heat Biologics